Exhibit 10.11

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DAICEL CHEMICAL - RAYONIER

AMENDED AND RESTATED

CELLULOSE SPECIALTIES AGREEMENT

RAYONIER PERFORMANCE FIBERS, LLC, with a business address at 4474 Savannah Highway, Jesup, Georgia 31545 (“Rayonier”) agrees to sell and DAICEL CHEMICAL INDUSTRIES, LTD., with a business address at JR Shinagawa East Bldg., 2-18-1, Konan, Minato-ku, Tokyo 108-8230, Japan, on behalf of itself, its affiliates, and its subsidiaries (“Daicel”), agrees to purchase the Products described below, subject to the terms and conditions set forth in this Amended and Restated Cellulose Specialties Agreement (This “Agreement”).

As of January 1, 2012, this Agreement amends and restates in its entirety that certain Cellulose Specialties Agreement between Rayonier and Daicel with an effective date of January 1, 2008, as was amended effective October 1, 2010 (collectively, the “2008 Agreement”), and that certain Cellulose Specialties Agreement with an effective date of January 1, 2012 which was executed contemporaneously with the October 1, 2010 amendment. The 2008 Agreement shall continue in full force and effect for all shipments made through December 31, 2011.

(1)	PRODUCTS: ***, and any acetate and ether grades mutually agreed by Rayonier and Daicel consistent with Rayonier’s standard specifications.

(2)	TERM: This Agreement is effective as of January 1, 2012, and shall continue in full force and effect through December 31, 2016.

(3)	QUANTITY AND DELIVERIES:

(a)	Daicel agrees to purchase and Rayonier agrees to sell the following quantity of Product, which shall be measured in air dry metric tons (“ADMT”) during the calendar years specified below:

Calendar Year	Purchase Volume Requirement (ADMT)
2012	*	**
2013	*	**
2014*	*	**
2015*	*	**
2016*	*	**

*

For each respective calendar year specified, Daicel shall notify Rayonier no later than *** of the previous calendar year of the actual volume, within the range specified, that it will purchase for such coming calendar year and that stated volume will become Daicel’s purchase volume requirement for said year. The parties agree to negotiate in good faith a

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

potential purchase and sale agreement (including the quantities and prices) for Product for calendar year 2017, such negotiations to begin no later than the fourth quarter of calendar year 2015.

Total shipments of *** shall be limited to a maximum of *** ADMT each calendar year.

Shipments of *** shall be limited to *** each calendar quarter. In the event that Daicel agrees to changes to certain Product specifications as described in Rayonier’s purchase specifications for *** to the levels set forth in Exhibit B, the quarterly shipment limit on shipments of *** purchased under the new specifications shall be removed.

The specific quantities, grades (Products), delivery dates, and terms of each individual shipment shall be agreed upon and set forth in Rayonier’s Pulp Sales Contract applicable to such shipment; such Pulp Sales Contract shall serve as order confirmation only and shall not alter the terms of this Agreement. Daicel shall use its best efforts to schedule its purchases in equal monthly increments throughout the year, and agrees to provide to Rayonier rolling quarterly purchase forecasts.

(b)	***

(c)	***

(4)	PRICE AND TERMS:

(a)	Payment terms shall be ***, but in no event later than *** from the date of the Bill of Lading. If Daicel requests delivery to a destination other than***, the terms for such deliveries shall be at Rayonier’s discretion, stated on the Pulp Sales Contract associated with such shipments, and Daicel shall be responsible for all additional costs, if any, associated with delivery to such other destinations.

(b)	The price for Product shall be as follows: (i) for all volume of ***, the price per ADMT shall be the delivered price charged to Daicel for the volume of such grades purchased in the previous year, plus ***.

***

(c)	***

(5)	***

(6)	SURCHARGE: If Rayonier experiences a significant increase in its cost of raw materials or operating costs, beyond Rayonier’s control, Rayonier and Daicel agree ***.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

(7)	ALLOWANCE: Provided Daicel is not in default under this Agreement, for each calendar year during the term hereof in which Daicel purchases and pays for the minimum volumes set forth in Article 3 above, ***.

Volume *** shall be advanced within 30 days of the end of each quarter based on the assumption that the minimum annual volume requirement described in Article 3 is met. Daicel agrees to reimburse Rayonier the volume *** for each calendar year in which the minimum annual volume requirement is not met. Repayment of the volume *** shall be ***.

(8)	CONSTRUCTION OF AGREEMENT: This Agreement, and all sales of Product made pursuant hereto, are subject to the General Terms of Sale set forth in Exhibit A, all of which are included herein and by reference made a part hereof. The parties anticipate that either Daicel or Rayonier may employ as an administrative matter purchase orders, order confirmations, contracts of sale or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form shall apply to a sale hereunder, except to confirm an order or identify a specific shipment. This Agreement amends and restates any previous agreements with regard to transactions occurring on or after January 1, 2012. This Agreement may be altered or modified only by express agreement in writing signed by both Daicel and Rayonier, and no such agreement shall be implied by any act of shipment or acceptance of Product. This Agreement may be made in duplicate in English and one or more other languages, in the event of a conflict between the English language text and a duplicate translation, the English language text shall govern.

DAICEL CHEMICAL INDUSTRIES, LTD.		RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Shuzaburo Kumano	By:	/s/ Paul G. Boynton
Name:	Shuzaburo Kumano	Name:	Paul G. Boynton
Title:	Managing Executive Officer & President	Title:	President
Cellulose Company
Date:		Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

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Exhibit A to Cellulose Specialties Agreement

Rayonier

GENERAL TERMS OF SALE

(1) TITLE; DEFINITION OF “PORT OF ENTRY:” Unless contrary provisions specifically referring to title and/or risk of loss are set forth in the Agreement to which these General Terms of Sale are attached as an exhibit or on the face of any Pulp Sales Contract entered into pursuant thereto, title and risk of loss or damage to all products deliverable hereunder, including Wood Pulp and Chemical Cellulose (hereinafter for convenience called “Cellulose”) shall pass to the Buyer, regardless of time, terms or method of payment and without diminution or release of Seller’s security interest therein: (i) in the event the terms of sale specified in the applicable Pulp Sales Contract are FOB, upon tender of delivery by Seller aboard common carrier at such FOB location; (ii) in the event the terms of sale specified in the applicable Pulp Sales Contract are CIP, when the relevant shipment is delivered to the named destination; (iii) in the event the terms of sale specified in the applicable Pulp Sales Contract are CFR, when the relevant shipment is loaded on board the carrying vessel at the Port of Exit; (iv) in the event the terms of sale specified in the applicable Pulp Sales Contract are CIF, when the vessel carrying the relevant shipment arrives dockside at the Port of Entry; (v) in the event the terms of sale specified in the applicable Pulp Sales Contract are FAS., upon delivery alongside the carrying vessel at the port of exit identified in such terms or on a dock designated and provided by the Buyer at such port of exit; (vi) in the event the terms of sale specified in the applicable Pulp Sales Contract are FCA, when the relevant shipment is delivered to the named destination; or (vii) in the event the terms of sale specified in the applicable Pulp Sales Contract are DAP, when the relevant shipment is delivered at the named place of destination, provided, however, that Buyer shall bear all risk of loss or damage resulting from Buyer’s failure to clear the products for import in time. As used in these General Terms, “Port of Entry” means the port outside of the United States of America at which the carrying vessel actually docks for purposes of unloading the Cellulose, regardless of whether such port is identified in the CIF terms on the applicable Pulp Sales Contract.

(2) WEIGHT: In case of Cellulose “Ton” means “Metric Ton” 1,000 kgs. on an airdry basis (i.e., 90% bone-dry Cellulose by weight and 10% moisture) and usual packaging materials.

(3) SHIPPING COST AND TAXES: ***

(4) QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

(5) CLAIMS: In the event the Buyer’s location to which the Cellulose is being shipped is located in the United States of America or Canada, all claims relating to any shipment must be made in writing within *** after arrival of shipment at destination and in no event later than *** after date of shipment from Seller’s mill. In the event the Buyer’s location to which the Cellulose is being shipped is located outside of the United States of America or Canada, all claims relating to any shipment must be made in writing within *** after arrival of the shipment at Port of Entry. Buyer shall be entitled to reject any shipment or installment for defect or failure to conform within the time period stated above, and such defective or nonconforming shipment or installment shall be returned to Seller at Seller’s sole cost and expense. No defect or nonconformity in any shipment or installment shall excuse the Buyer from accepting and paying for any shipment or installment as to which no defect or nonconformity shall exist; but the Seller, at its option, may treat default in payment for any shipment or installment as a breach of the entire Agreement to which these General Terms of Sale are attached as an exhibit or as a breach of any Pulp Sales Contract entered into pursuant thereto and pursue its rights as described and referred to in paragraph 10. Buyer’s payment for any shipment or installment prior to examination and acceptance of such shipment or installment shall not be deemed an act of acceptance by Buyer.

(6) TESTS: In the event of a dispute as to the moisture content of any Cellulose, a retest shall be made in accordance with the procedures for the ***. The Buyer shall, however, pay the invoice for the Cellulose in full, when due, subject to the result of the retest. If the difference in moisture between that described herein or in the applicable Pulp Sales Contract on the one hand and that determined by retesting on the other hand does not exceed l% moisture, the cost of retesting shall be borne by the Buyer; otherwise, an appropriate adjustment shall be made to the invoice in accordance with the results of the retests and the Seller shall bear the cost of the retest.

(7) LIMITATION OF LIABILITY: Seller warrants that the Cellulose shall comply with the description set out in the ***, BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Either party’s liability hereunder shall in any case be limited to not exceed the purchase price of the particular delivery to Buyer hereunder giving rise to a claim by the other party. The parties

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

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MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

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shall not be liable for any special, incidental, indirect, punitive or consequential damages, including, but not limited to, loss of use, or loss of profit, breach of contract between either party and any third party, negligence or any other cause of action, nor for cost of litigation related thereto.

(8) CONTINGENCIES: In the event of any contingency preventing or substantially interfering with the production, shipment, delivery or acceptance of the products deliverable hereunder, including but not limited to such contingencies as fire, accident, sabotage, act of war or the public enemy, uprising, riot, restraint by any government, regulation, rule or order (whether or not actually valid) of any governmental agency or authority, the fixing of price ceilings on any products deliverable hereunder by a governmental agency or authority below prices agreed to for such products by the Seller and the Buyer, strike, sitdown, lockout, labor dispute, shortage of labor, fuel, power or raw materials, embargo, restriction or scarcity of transportation facilities, act of God or other cause beyond the control of either party, restrictions as to contracts, materials and shipping, and allocations or priorities, then the affected party shall be under no obligation during such contingency to make shipments in the case of Seller, or accept shipments, in the case of Buyer or any of its affiliates and subsidiaries, except such as have been delivered to common carrier prior to the receipt by the Seller of notice from the Buyer of such contingency. ***

(9) SOURCE OF SHIPMENT: ***

(10) DEFAULTS: If the Buyer shall be in default for *** in payment due, or if the Buyer shall default in the performance of any other obligation, term or condition hereof, of the Agreement to which these General Terms of Sale are attached as an exhibit or of any Pulp Sales Contract entered into pursuant thereto, or if the Buyer or the Seller shall become insolvent, admit in writing its inability to pay its debts as they mature, file a petition in proceedings in bankruptcy or insolvency or for reorganization or liquidation or relief under any bankruptcy, insolvency or debtor laws, make an assignment for the benefit of creditors, consent to the appointment of a receiver of it or of any substantial part of its property, be adjudicated a bankrupt or insolvent on a petition filed against it in bankruptcy or under insolvency or debtor laws, or if an order shall be made by any court appointing a receiver of either Buyer or Seller or of any substantial part of the property of either, or if any court shall assume custody or control of either the Buyer or Seller or of any substantial part of the property of either; then, and in any such event, the non-defaulting party may, at its option, without demand or notice of any kind and without prejudice to any other remedies afforded it under applicable law or otherwise, either suspend performance hereunder during the continuance of such event (in which event, if the non-defaulting party elects, the Agreement to which these General Terms of Sale are attached as an exhibit and/or any Pulp Sales Contract entered into pursuant thereto shall be deemed extended for a period of time equal to that during which performance has been suspended) or terminate the Agreement to which these General Terms of Sale are attached as an exhibit, any Pulp Sales Contract entered into pursuant thereto and/or any other contracts with the defaulting party without prejudice to any right of action for damages against the defaulting party.

(11) ASSIGNMENT: The Agreement to which these General Terms of Sale are attached as an exhibit and each Pulp Sales Contract entered into pursuant thereto shall bind the respective successors and assigns of the parties thereto, but neither party’s rights or obligations thereunder may be assigned without the other party’s prior written consent, except to a subsidiary or affiliated corporation of such assigning party, provided that such assignment shall not relieve the assignor of its obligation thereunder. Any such assignment without the other party’s written consent shall be void.

(12) SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in the Agreement to which these General Terms of Sale are attached as an exhibit, and any applicable Pulp Sales Contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

(13) NOTICE: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to Seller at 4474 Savannah Highway, P.O.Box 1280, Jesup, Georgia 31545, U.S.A., Attention: Vice President, Pulp Marketing, and to Buyer at its address appearing in the Agreement to which these General Terms are attached as an exhibit, or to such other address for either party as that party may by proper notice designate.

(14) GOVERNING LAWS AND DISPUTES: These General Terms of Sale, the Agreement to which they are attached as an exhibit and each Pulp Sale Contract entered into pursuant thereto shall be interpreted and construed in accordance with the laws of the ***. The application of the U.N. Convention on Contracts for the International Sale of Goods is expressly excluded.

(a)	***.

(b)	***

(c)	***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

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(15) COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Pulp Sale Contract entered into pursuant thereto, the Seller shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

(16) DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at Buyer’s location to which the Cellulose is being shipped or to any foreign Port of Entry, through no fault of Seller, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by the Buyer.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2. REDACTED

MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH

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EXHIBIT B TO CELLULOSE SPECIALTIES AGREEMENT

Potential Revisions to

***

Referred to in 4(b)(iii)

	Single roll	Lot average
	max	max
***	***	***
		Jumbo		Lot Average
	Target	Min	max	min	max
***	***	***	***	***	***

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